ASSIGNMENT

     THIS ASSIGNMENT is made and entered into this 7th day of March, 2000, by and between SUNDOG TECHNOLOGIES, INC., a Delaware corporation ("Assignor"), in favor of QV ACQUISITION CORPORATION, a Delaware corporation ("Assignee").

                                    RECITALS

     A. Assignor is the licensee under that certain Software License Agreement and Software Technical Support Agreement Addendum between Assignor and QUI VIVE, a Delaware corporation, both executed on November 8, 1999 (collectively, the "License"), copies of which is attached hereto as Exhibit"A"; and

     B. Assignee desires to acquire all of Assignor's right, title, and interest arising under, in and to the License.

     NOW, THEREFORE, in consideration of the 10,000 shares of common stock of Envision Development Corporation, a Florida corporation ("Envision") paid to Assignor pursuant to the Stock Acquisition Agreement, dated February 7, 2000, between Assignee, Assignor, Perfumania.com, Inc., a Florida corporation ("Perfumania.com."), and RockMountain Ventures Fund, LP, a Delaware limited partnership, (the rights and interests of Perfumania.com having been previously assigned to Envision) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by and between the parties to the Assignment, as follows:

     1. Assignor does hereby irrevocably and absolutely grant, assign, transfer, bargain, sell, deliver and set over unto Assignee and its successors and assigns forever all of Assignor's rights, title and interests arising under, in and to the License, and any and all documents, records and agreements relating to the use thereof by Assignor.

     2. Assignor hereby represents and warrants to Assignee and its successors and assigns that Assignor is hereby selling, assigning and transferring to Assignee on the date hereof good and marketable title to the License, free and clear of all liens, security interests, encumbrances and rights of others.

     3. Assignor agrees that it will save and hold harmless Assignee of and from any all actions, suits, damages, claims, and demands whatsoever arising by reason of any act or omission of Assignor in connection with the License arising or occurring on or prior to the date hereof.

     4. Assignee hereby agrees to be bound in all respects by the all of the terms and conditions of the Licence from and after the date hereof and that it will duly keep, observe, and perform all of the obligations of the Assignor



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in  connection  with the License that are to be kept,  observed,  and  performed thereunder from and after the date hereof. Assignee further agrees that it will save and hold harmless Assignor of and from any all actions, suits, damages, claims, and demands whatsoever arising by reason of any act or omission of Assignee in keeping, observing, and performing any term, condition, or provision of this Assignment on and after the date hereof.

     5. Assignor and Assignee hereby agree to execute such additional documents as may be necessary to carry out the intent of this Assignment.

     6. This Assignment shall be binding upon and inure to the benefit of the parties, their respective successors, and permitted assigns. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware. This Assignment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and year first written above.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]





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ASSIGNOR:
                                         SUNDOG TECHNOLOGIES, INC.,
                                         a Delaware corporation

                                         By:      /s/ Alan Rudd
                                              ----------------------------------
                                              Alan Rudd, Chief Executive Officer


ASSIGNEE:
                                         QV ACQUISITION CORPORATION,
                                         a Delaware corporation

                                         By:      /s/ W J Patch
                                              ----------------------------------
                                         Its      President
                                              ----------------------------------
                                         Address: 11701 N.W. 101st Road
                                                  Miami, Florida 33178
                                                  Attn: William Patch,
                                                        President and CEO
                                                  Facsimile: 305-889-1602





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                                   EXHIBIT "A"

      [Software License Agreement and Software Technical Support Agreement]